                                     [LOGO]

                              SOURCE CAPITAL, INC.

                               SEMI-ANNUAL REPORT
                     for the six months ended June 30, 1999

                              SOURCE CAPITAL, INC.

                                     [LOGO]

DIRECTORS

Willard H. Altman
Wesley E. Bellwood
Julio J. de Puzo, Jr.
David Rees
Robert L. Rodriguez
Paul G. Schloemer
Lawrence J. Sheehan

OFFICERS

Julio J. de Puzo, Jr., PRESIDENT
Eric S. Ende, SENIOR VICE PRESIDENT AND
  CHIEF INVESTMENT OFFICER
Robert L. Rodriguez, SENIOR VICE PRESIDENT
Steven R. Geist, VICE PRESIDENT
Janet M. Pitman, VICE PRESIDENT
Steven T. Romick, VICE PRESIDENT
J. Richard Atwood, TREASURER
Sherry Sasaki, SECRETARY
Christopher H. Thomas, ASSISTANT TREASURER

INVESTMENT ADVISER

First Pacific Advisors, Inc.
11400 West Olympic Blvd., Suite 1200
Los Angeles, California 90064

CUSTODIAN

State Street Bank and Trust Company
Boston, Massachusetts

COUNSEL

O'Melveny & Myers LLP
Los Angeles, California

TRANSFER AND SHAREHOLDER SERVICE AGENT

ChaseMellon Shareholder Services, L.L.C.
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
(800) 279-1241 or (201) 329-8660

REGISTRAR

ChaseMellon Shareholder Services, L.L.C.
Ridgefield Park, New Jersey

STOCK EXCHANGE LISTING

New York Stock Exchange:
Symbols:  SOR Common Stock
         SOR+ Preferred Stock

                         SUMMARY FINANCIAL INFORMATION

                                                                              Six months ended                Year ended
                                                                                June 30, 1999              December 31, 1998
                                                                         ---------------------------  ---------------------------
                                                                             Total                        Total
                                                                              Net        Per Common        Net        Per Common
                                                                             Assets         Share         Assets         Share
                                                                         --------------  -----------  --------------  -----------
Beginning of period....................................................  $  417,776,547   $   48.23   $  425,490,107   $   50.20
Net gain on investments, realized and unrealized.......................      55,174,291        7.26       18,017,166        2.37
Net investment income..................................................       2,303,411        0.30        6,617,633        0.88
Regular distributions to Preferred shareholders........................      (2,363,054)      (0.31)      (4,726,109)      (0.63)
Regular distributions to Common shareholders...........................     (15,870,936)      (2.10)     (34,408,899)      (4.62)
Proceeds from shares issued for distributions reinvested
  by shareholders......................................................       1,550,724        0.01        6,786,649        0.03
                                                                         --------------  -----------  --------------  -----------
    Net changes during period..........................................  $   40,794,436   $    5.16   $   (7,713,560)  $   (1.97)
                                                                         --------------  -----------  --------------  -----------
End of period..........................................................  $  458,570,983   $   53.39   $  417,776,547   $   48.23
                                                                         --------------  -----------  --------------  -----------
                                                                         --------------  -----------  --------------  -----------

                                                                          June 30, 1999  December 31, 1998  December 31, 1997
                                                                          -------------  -----------------  -----------------
Common market price per share...........................................       49 3/8          49 1/16            51 1/16
Common market premium (discount) to net asset value.....................       (7.5)%             1.7%               1.7%
Preferred asset coverage................................................         847%             771%               786%
Preferred liquidation preference per share..............................       $27.50            $27.50             $27.50
Preferred market price per share........................................       28 3/16         29 13/16                 29

--------------------------------------------------------------------------------

                           DESCRIPTION OF THE COMPANY

  SOURCE CAPITAL, INC. is a major diversified, publicly traded investment company with total net assets of approximately $459,000,000. Its investment portfolio includes a wide range of securities with primary emphasis on common stocks and convertible debentures.

  Source Capital has Common and Preferred shares outstanding, both of which are traded on The New York Stock Exchange. The 1,969,212 outstanding Preferred shares each have a prior claim of $27.50 on assets and $2.40 per year on income. The balance of the Company's assets and income are available to the 7,575,117 shares of Common Stock.

  Source Capital's investment objective is to seek maximum total return for Common shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital and provision of sufficient income to meet the dividend requirements of Preferred shareholders.

  Source Capital is not a mutual fund. Thus, it does not repurchase its own shares on demand and does not need to structure its portfolio securities to provide for possible redemptions. As a publicly traded investment company, Source Capital's Common and Preferred shares are bought and sold on The New York Stock Exchange, and the Company is not involved in the transaction.

  Source Capital's investment approach emphasizes primarily equity and equity-related investments in seeking to achieve its growth objective for its Common shareholders. The desirability of equity versus fixed-income investments has been increasingly debated in recent years. Source Capital's position is that without assuming undue risk and recognizing the fixed claim of its Preferred Stock, properly selected stocks offer the better long-term opportunity for overall investment return as well as long-term protection from the large but uncertain threat of inflation. Source Capital's equity investments have been directed toward companies with highly liquid, relatively unleveraged balance sheets and a demonstrated long-term ability to earn above average returns on invested capital. Source Capital's equity investment portfolio is based on fundamental judgments of long-term returns attainable from income and appreciation in the securities of such companies and is not derived from overall economic forecasts or stock market predictions.

  Source Capital has a Common Stock Distribution Policy which provides for cash distributions of approximately 10% of the ongoing net asset value of its Common shares. Only a portion of such distributions is paid from net investment income. The remainder is paid from any net realized capital gains and/or paid-in capital, as determined by each year's results. To the extent the Company realizes net long-term capital gains for any year in excess of the amounts distributed under the Company's distribution policy, such excess may be distributed to shareholders or retained by the Company. Distributions to Common shareholders are paid quarterly in a fixed amount which is periodically adjusted after sustained changes in net asset value appear to the Board of Directors reasonably likely to support the new distribution rate on a continuing basis. This policy is designed to allow Common shareholders to benefit not only from income, but a portion of the capital appreciation which has resulted to date. All distributions are taxable to shareholders as dividend income or capital gain distributions since the Company has accumulated earnings and profits from prior years.

  Since the policy was adopted in June 1976, at an initial annual rate of $1.40 per share, continued increases in net asset value, despite payments from capital, have permitted 19 subsequent increases to the current rate of $4.40 (effective for the distribution payable September 15, 1999). Maintenance of the current $4.40 annualized rate is dependent upon achieving a total return on the Common Stock from both income and appreciation to sustain a net asset value of approximately $44.00.

                             LETTER TO SHAREHOLDERS

TO OUR SHAREHOLDERS:

  Source Capital's total net assets increased from $379,184,516 to $458,570,983 during the second quarter. Net asset value per Common share amounted to $53.39 at June 30, 1999 compared with $42.91 at March 31, 1999 and $48.23 at year-end 1998. These changes in net asset value were net of cash distributions of $1.05 paid in both the first and second quarters.

INVESTMENT RESULTS, 1999 FIRST HALF

  For the six months ended June 30, 1999 the net asset value per share of Source Capital's Common Stock increased by 15.8%, including distributions paid during the period, while total net assets gained 14.4%. These returns compare with a 10.9% increase in the Russell 2500 Index. The foregoing changes were calculated on the basis of reinvesting all dividends and distributions.

INVESTMENT RESULTS, 1999 SECOND QUARTER

  In the most recent quarter, Source Capital's net asset value per share of Common Stock increased 27.1%, including the $1.05 distribution paid during the period, while total net assets rose 23.5%, both on a reinvestment basis. In comparison, the Russell 2500 Index increased 16.4% during the quarter, also on a reinvestment basis.

NET INVESTMENT INCOME

  Net investment income amounted to $1,110,058 and $2,303,411 for the second quarter and six months, respectively, as against $1,707,018 and $3,715,386 in the comparable periods of 1998. Preferred dividends exceeded net investment income by $0.01 per Common share for both the quarter and six-month periods compared to the $0.07 and $0.18 of income in excess of Preferred dividends earned in the corresponding periods of 1998.

DISTRIBUTIONS TO COMMON SHAREHOLDERS

  A regular quarterly distribution of $1.05 per share was paid on June 15, 1999 to shareholders of record on May 28, 1999. This payment marks the 22nd anniversary of Source Capital's 10% Distribution Policy which calls for total annual payments approximating 10% of the Common Stock's ongoing net asset value. Since the adoption of this policy, continuing growth in net asset value has led to 19 increases in the distribution rate totaling 214%. The most recent increase in the distribution rate was approved by the Board of Directors on August 2, 1999, raising the annualized rate to $4.40 for the distribution payable September 15, 1999--the original rate adopted in June 1976 was $1.40. The growth in the net asset value which has permitted this continuing expansion in cash distributions has been achieved despite distributions in excess of net investment income of $360,630,039 or $54.55 per Common share, and payments of federal income tax on undistributed realized capital gains amounting to $36,198,677 or $5.99 per Common share. Maintenance of the current $4.40 rate is dependent upon achieving long-term investment results which sustain a net asset value of approximately $44.00.

PREFERRED DIVIDENDS

  The regular Preferred dividend of $0.60 per share was paid on June 15, 1999, to shareholders of record on May 28, 1999. The changes in the Company's total net assets since year-end 1998 have resulted in changes in the Preferred shares' asset coverage from 771% at December 31, 1998 to 700% at March 31, 1999, and 847% at June 30, 1999. The decrease in net investment income led to a decline in Preferred dividend coverage to 94% for the second quarter and 97% for the six months, compared to 144% and 157% for the corresponding periods of 1998.

MARKET PRICE OF SOURCE CAPITAL SHARES

  The market price of Source Capital Common Stock increased from $49 1/16 to $49 3/8 during the first half of 1999. As this $0.31 increase in market price was less than the $5.16 gain in the underlying net asset value, the market premium to net asset value of 1.7% at year-end 1998 reverted to a discount of 7.5% at June 30, 1999. The market price of Source Capital Preferred Stock decreased to $28 3/16 at June 30, 1999 from $29 13/16 at year-end 1998.

COMMENTARY

  After a number of years of relatively weak performance, small-cap stocks came back to life in the second quarter. Whether this is the start of a longer-term trend, or just a blip, is still to be determined, but it would certainly require many more quarters of similar outperformance before the valuation discrepancies between large and small stocks are fully corrected.

  Before discussing the most recent quarter in more detail, it is useful to briefly review just how extreme this performance difference had become. As shown in the table below, for the one-year period ended March 31, 1999, the Nasdaq, dominated by a small number of very large, high PE companies, rose 34%, while the small-stock Russell 2000 Index declined 16%.

                         Year Ended
                       March 31, 1999
                      -----------------
Nasdaq Composite               34.1%
S & P 500                      18.5

Russell 2500                  (13.3)
Russell 2000                  (16.3)

  In contrast, second quarter performance was much more favorable to the average stock, with double digit gains for the Russell 2000 and Russell 2500.

                                            1999
                            -------------------------------------
                               First       Second
                              Quarter      Quarter    First Half
                            -----------  -----------     -----
Nasdaq                            12.3%         9.1%        22.5%
S & P 500                          5.0          7.1         12.4

Russell 2500                      (4.7)        16.4         10.9
Russell 2000                      (5.4)        15.6          9.3

  Source Capital also found the second quarter environment much more favorable, with a 27.1% gain in net asset value per share, bringing first half 1999 performance to 15.8%.

                                1999
                -------------------------------------
                   First       Second
                  Quarter      Quarter    First Half     1 Year      3 Years*
                -----------  -----------     -----        -----     -----------
Source                (8.8)%       27.1%        15.8%        13.5%        19.8%
Russell 2500          (4.7 )       16.4         10.9          5.4         14.3

* Annualized

  Source shareholders that periodically check the price of their common stock may be surprised to read of the strong second quarter performance of the portfolio. This is because there was a significant difference between the performance of Source's common stock and the underlying net asset value.

  As can be seen in the table below, at the end of March Source was trading at a 6.5% premium to net asset value, while at the end of June it was at a 7.5% discount.

                           March      June
                            31,        30,
                           1999       1999
                          -------    -------
Net Asset Value           $42.91     $53.39
Closing Price             $45 11/16  $49 3/8
Premium/(Discount)        6.5%        (7.5)%

  The result of this swing from premium to discount was that the common stock greatly underperformed the substantial increase in value of the Source portfolio. Instead of a total return of 27%, the sum of the increase in net asset value per share and the quarterly dividend payment, the Source shareholder realized a return of just over 10%.

                                 $ Per Share     Percent
                                -------------  -----------
Change in NAV                     $   10.48          24.4%
Dividend                               1.05           2.7
                                     ------    -----------
                                  $   11.53          27.1%
Change in Premium/(Discount)          (6.79)        (16.7)
                                     ------    -----------
                                  $    4.74          10.4%
                                     ------    -----------
                                     ------    -----------

  We know of no good reason why this should have happened. The price of Source common stock fluctuates based on the supply and demand for it, and as a result, changes in the premium or discount are difficult to forecast or interpret. There will no doubt be future periods during which the stock OUTPERFORMS the portfolio.

  The reader may have already noticed a significant sale of HOLOPHANE common stock during the quarter. The rest of the position was sold at the end of July. Holophane is a manufacturer of high-quality lighting fixtures for commercial and industrial uses--applications like lighting billboards, warehouses and factories, and highway intersections.

  We first purchased Holophane about three years ago, in April 1996 at $17 a share, and increased the position over the following year. We were attracted by the Company's leading shares in its niche markets, high returns on capital, and strong management. Despite these virtues, the stock was trading at only $22 per share at the end of March, a valuation of just 11x expected 1999 earnings of $2.00 per share. We held 535,500 shares, Source's 10th largest position.

  In late June, National Service Industries agreed to buy Holophane for $38 1/2 per share, a much more reasonable PE of 20x earnings. The pricing of this acquisition dramatically illustrates how undervalued many high quality smaller companies had become, and why we were so pleased to be able to maintain or increase our positions in them at such depressed prices.

  The Source first quarter shareholder letter included an enthusiastic discussion about a recent purchase, a manufacturer of contact lenses called OCULAR SCIENCES. We were attracted by Ocular's business model, which enabled it to gain market share and earn high returns on capital by providing compelling reasons for eye doctors to prescribe Ocular's contacts instead of competing products. At that time, Ocular was trading at over $30 per share, well above our cost of $21, as the market responded enthusiastically to its strong business and financial results.

  This enthusiasm was short-lived, however, when in early June Ocular decided to provide new and lower guidance for analysts' earnings estimates. The company indicated that U.S. contact lens industry growth in the second quarter was likely to be about 1-2%, rather than the 4% which they had previously estimated. As a result, Ocular's domestic sales and profit growth would slow, and on a "worst case" basis, 1999 earnings per share might be only $1.50, rather than the prior forecast of $1.70.

  Wall Street took this news poorly, and marked-down the price of Ocular Sciences from $27 per share the day before, to $13 1/2 per share the day after, as many shareholders stampeded for the exits. Over 20 million shares traded in only a few days--meaning that most of the 15 million publicly held shares changed ownership.

  Although we were not pleased by this news either, our behavior was quite different. Even based on the worst case guidance, Ocular's 1999 growth would be 15% in earnings and about 20% in sales, with an operating margin of 25% and having a balance sheet with no debt and $2 per share in cash. In addition, Ocular continued to gain market share and strengthen its competitive position. At a valuation of as low as 9x expected 1999 earnings, we felt Ocular was unreasonably cheap and had little downside risk. Instead of dumping our stock, we purchased an additional 500,000 shares, roughly tripling our total position.

  Although Ocular's price has subsequently recovered to about $20 per share, it is clearly too soon to be confident that we have made the correct decision. But we are hopeful that Ocular Sciences may be another example of how focussing on the long-term merits of a business enables us to purchase high-quality companies when they are temporarily out of favor, and as a result provide superior long-term returns to Source shareholders.

Respectfully submitted,

/s/ ERIC S. ENDE

Eric S. Ende
Senior Vice President and
  Chief Investment Officer
August 6, 1999

                            PORTFOLIO OF INVESTMENTS
                                 June 30, 1999

COMMON STOCKS                                                                               Shares         Value
----------------------------------------------------------------------------------------  -----------  --------------
PRODUCER DURABLE GOODS -- 21.4%
Crane Co................................................................................      310,000  $    9,745,625
Denison International plc (ADR)*++......................................................      583,300       8,968,238
Donaldson Company, Inc..................................................................      298,800       7,320,600
Federal Signal Corporation..............................................................      178,200       3,775,612
Graco Inc...............................................................................      556,500      16,347,188
Holophane Corporation*++................................................................      269,100      10,259,437
IDEX Corporation........................................................................      518,400      17,042,400
Kaydon Corporation......................................................................      421,800      14,183,025
Zebra Technologies Corporation (Class A)*...............................................      269,900      10,374,281
                                                                                                       --------------
                                                                                                       $   98,016,406
                                                                                                       --------------
TECHNOLOGY -- 17.9%
Adobe Systems Incorporated..............................................................      292,000  $   23,989,625
Belden Inc..............................................................................      519,500      12,435,531
Channell Commercial Corporation*........................................................      265,000       2,650,000
Galileo International, Inc..............................................................      291,700      15,587,719
KEMET Corporation*......................................................................      695,200      15,946,150
Methode Electronics, Inc. (Class A).....................................................      503,400      11,515,275
                                                                                                       --------------
                                                                                                       $   82,124,300
                                                                                                       --------------
BUSINESS SERVICES & SUPPLIES -- 14.0%
Applied Graphics Technologies, Inc.*....................................................      744,380  $    9,397,798
Bacou USA, Inc.*........................................................................      448,100       7,645,706
Expeditors International of Washington, Inc.............................................      177,200       4,828,700
HON INDUSTRIES Inc......................................................................      593,000      17,308,188
JLK Direct Distribution Inc. (Class A)*.................................................      730,700       6,804,644
Manpower Inc............................................................................      352,000       7,964,000
Office Depot, Inc.*.....................................................................      288,900       6,373,856
Romac International Inc.*...............................................................      451,900       4,010,612
                                                                                                       --------------
                                                                                                       $   64,333,504
                                                                                                       --------------
HEALTH CARE -- 6.8%
DENTSPLY International Inc..............................................................      399,100  $   11,174,800
Landauer, Inc...........................................................................      257,600       7,599,200
Ocular Sciences, Inc.*..................................................................      722,900      12,560,387
                                                                                                       --------------
                                                                                                       $   31,334,387
                                                                                                       --------------
RETAILING -- 6.3%
Circuit City Stores, Inc................................................................      186,000  $   17,298,000
O'Reilly Automotive, Inc.*..............................................................      225,600      11,364,600
                                                                                                       --------------
                                                                                                       $   28,662,600
                                                                                                       --------------
DISTRIBUTION -- 6.0%
Arrow Electronics, Inc.*................................................................      370,000  $    7,030,000
Black Box Corporation*..................................................................      404,400      20,270,550
                                                                                                       --------------
                                                                                                       $   27,300,550
                                                                                                       --------------
CONSUMER NON-DURABLE GOODS -- 2.7%
Lancaster Colony Corporation............................................................      360,450  $   12,435,525
                                                                                                       --------------

ENTERTAINMENT -- 2.5%
Carnival Corporation....................................................................      236,600  $   11,475,100
                                                                                                       --------------

                            PORTFOLIO OF INVESTMENTS

                                                                                           Shares or
                                                                                             Face
COMMON STOCKS (CONTINUED)                                                                   Amount         Value
----------------------------------------------------------------------------------------  -----------  --------------
MATERIALS -- 2.4%
OM Group, Inc...........................................................................      324,500  $   11,195,250
                                                                                                       --------------

INSURANCE -- 2.1%
Brown & Brown, Inc......................................................................      259,350  $    9,855,300
                                                                                                       --------------

ENERGY -- 1.2%
Schlumberger Limited....................................................................       84,500  $    5,381,594
                                                                                                       --------------

TOTAL COMMON STOCKS -- 83.3% (Cost $261,554,956)........................................               $  382,114,516
                                                                                                       --------------
PREFERRED STOCKS -- 1.7% (Cost $7,653,567)
Crown American Realty Trust.............................................................       39,000  $    1,837,875
New Plan Excel Realty Trust, Cvt........................................................      200,000       5,300,000
Prime Retail, Inc., Cvt. (Series B).....................................................       40,000         640,000
                                                                                                       --------------
                                                                                                       $    7,777,875
                                                                                                       --------------
CONVERTIBLE BONDS AND DEBENTURES
REAL ESTATE INVESTMENT TRUST -- 1.9%
CenterTrust Retail Properties, Inc.
  -- 7 1/2% 2001 (Series A).............................................................  $ 1,050,000  $      987,000
  -- 7 1/2% 2001 (Series B).............................................................    2,750,000       2,588,438
Developers Diversified Realty Corporation -- 7% 1999....................................    2,500,000       2,500,000
Rockefeller Center Properties, Inc. -- 0% 2000..........................................    3,005,000       2,479,125
                                                                                                       --------------
                                                                                                       $    8,554,563
                                                                                                       --------------
BUSINESS SERVICES & SUPPLIES -- 1.4%
Reptron Electronics, Inc. -- 6 3/4% 2004................................................  $ 5,980,000  $    2,272,400
World Access, Inc. -- 4 1/2% 2002.......................................................    6,005,000       4,143,450
                                                                                                       --------------
                                                                                                       $    6,415,850
                                                                                                       --------------
HEALTH CARE -- 1.4%
IVAX Corporation -- 6 1/2% 2001.........................................................  $ 1,500,000  $    1,447,500
NovaCare, Inc. -- 5 1/2% 2000...........................................................    5,250,000       4,836,562
                                                                                                       --------------
                                                                                                       $    6,284,062
                                                                                                       --------------
TRANSPORTATION -- 1.0%
Offshore Logistics, Inc. -- 6% 2003.....................................................  $ 5,500,000  $    4,730,000
                                                                                                       --------------

PRODUCER DURABLE GOODS -- 0.9%
DRS Technologies, Inc. -- 9% 2003.......................................................  $ 2,000,000  $    2,380,000
Lam Research Corporation -- 5% 2002.....................................................    2,000,000       1,817,500
                                                                                                       --------------
                                                                                                       $    4,197,500
                                                                                                       --------------
CONSUMER NON-DURABLE GOODS -- 0.4%
Bell Sports Corp. -- 4 1/4% 2000........................................................  $   385,000  $      319,550
Central Garden & Pet Co. -- 6% 2003.....................................................    2,000,000       1,590,000
                                                                                                       --------------
                                                                                                       $    1,909,550
                                                                                                       --------------
TECHNOLOGY 0.1%
Read-Rite Corporation -- 6 1/2% 2004....................................................  $ 1,000,000  $      425,000
                                                                                                       --------------

TOTAL CONVERTIBLE BONDS
 AND DEBENTURES -- 7.1% (Cost $36,165,424)..............................................               $   32,516,525
                                                                                                       --------------

                            PORTFOLIO OF INVESTMENTS

NON-CONVERTIBLE BONDS AND DEBENTURES                                                      Face Amount      Value
----------------------------------------------------------------------------------------  -----------  --------------
CORPORATE -- 2.9%
Advantica Restaurant Group, Inc. -- 11 1/4% 2008........................................  $ 2,131,100  $    2,072,495
American Telecasting, Inc. -- 14 1/2% 2004..............................................    2,400,000       2,556,000
DLJ Mortgage Acceptance Corp. (Series 1997-E Class B) -- 7.5481% 2026+..................      978,000         729,221
Pamida, Inc. -- 11 3/4% 2003............................................................    1,330,000       1,384,862
Pathmark Stores, Inc. -- 12 5/8% 2002...................................................    3,000,000       3,071,250
Trump Atlantic City Associates -- 11 1/4% 2006..........................................    4,000,000       3,610,000
                                                                                                       --------------
                                                                                                       $   13,423,828
                                                                                                       --------------
U.S. GOVERNMENT AND AGENCIES -- 0.4%
Federal Home Loan Mortgage Corporation
  -- 6 1/2% 2023 (IO)...................................................................  $ 2,401,100  $      271,250
  -- 10.15% 2006 (REMIC)................................................................       83,600          83,809
Government National Mortgage Association (Mobile Home)
  -- 9 3/4% 2010........................................................................    1,114,000       1,163,434
                                                                                                       --------------
                                                                                                       $    1,518,493
                                                                                                       --------------
TOTAL NON-CONVERTIBLE BONDS
 AND DEBENTURES -- 3.3% (Cost $15,476,120)..............................................               $   14,942,321
                                                                                                       --------------

TOTAL INVESTMENT SECURITIES -- 95.4% (Cost $320,850,067)................................               $  437,351,237
                                                                                                       --------------

SHORT-TERM INVESTMENTS -- 4.4% (Cost $20,372,192)
Short-term Corporate Notes:
  Grainger (W.W.), Inc. -- 4.88% 7/6/99.................................................  $ 4,170,000  $    4,167,174
  Coca-Cola Company, The -- 4.84% 7/16/99...............................................    2,500,000       2,494,958
  Toyota Motor Credit Corporation -- 4.99% 7/21/99......................................    1,500,000       1,495,842
  General Electric Capital Corporation -- 5.05% 7/22/99.................................    3,215,000       3,205,529
  General Motors Acceptance Corporation -- 5.11% 7/26/99................................    2,680,000       2,670,490
  MetLife Funding, Inc. -- 5.18% 7/30/99................................................    2,400,000       2,389,985
  General Motors Acceptance Corporation -- 5.09% 8/4/99.................................    3,800,000       3,781,195
State Street Bank Repurchase Agreement -- 4% 7/1/99
  (Collateralized by U.S. Treasury Bond -- 8 1/8% 8/15/19,
  market value $171,498)................................................................      167,000         167,019
                                                                                                       --------------
                                                                                                       $   20,372,192
                                                                                                       --------------
TOTAL INVESTMENTS -- 99.8% (Cost $341,222,259)..........................................               $  457,723,429
Other assets and liabilities, net -- 0.2%...............................................                      847,554
                                                                                                       --------------

TOTAL NET ASSETS -- 100%................................................................               $  458,570,983
                                                                                                       --------------
                                                                                                       --------------

 * Non-income producing securities
 + Restricted security purchased without registration under the Securities Act of 1933 pursuant to Rule 144A, which generally may be resold only to certain institutional investors prior to registration.
++ Affiliate as defined in the Investment Company Act of 1940 by reason of ownership of 5% or more of its outstanding voting securities. Following is a summary of transactions in securities of these affiliates during the six months ended June 30, 1999.

                                                                           Purchases at      Sales      Realized      Dividend
                                                                               Cost         at Cost       Gain         Income
                                                                           -------------  -----------  -----------  -------------
Denison International plc (ADR)..........................................       --            --           --            --
Holophane Corporation....................................................       --        $ 4,841,456  $ 5,266,762       --

See notes to financial statements.

                            MAJOR PORTFOLIO CHANGES
                          Quarter Ended June 30, 1999

                                                                           Shares or
                                                                          Face Amount
                                                                        ----------------
NET PURCHASES

COMMON STOCKS
Landauer, Inc.........................................................       47,800 shs.
Ocular Sciences, Inc..................................................      500,100 shs.
Romac International Inc...............................................       92,600 shs.

CONVERTIBLE SECURITY
Central Garden & Pet Co. -- 6% 2003...................................  $      1,000,000

NON-CONVERTIBLE SECURITIES
American Telecasting, Inc. -- 14 1/2% 2004(1).........................  $      2,400,000
Pamida, Inc. -- 11 3/4% 2003(1).......................................  $      1,330,000

NET SALES

COMMON STOCKS
Adobe Systems Incorporated............................................        9,000 shs.
Caraustar Industries, Inc.(2).........................................      400,500 shs.
Carnival Corporation..................................................       25,000 shs.
Circuit City Stores, Inc..............................................        9,000 shs.
Expeditors International of Washington, Inc...........................       90,000 shs.
Holophane Corporation.................................................      266,400 shs.
Nucor Corporation(2)..................................................      180,200 shs.
OM Group, Inc.........................................................       18,000 shs.
Wells Fargo & Company(2)..............................................      118,836 shs.

(1) Indicates new commitment to portfolio

(2) Indicates elimination from portfolio

                      STATEMENT OF ASSETS AND LIABILITIES

                                                                                                       June 30, 1999
                                                                                               ------------------------------
ASSETS
  Investments at value:
    Investment securities -- at market value
      (cost $320,850,067) -- Note A..........................................................  $  437,351,237
    Short-term investments -- at cost plus interest earned
      (maturities 60 days or less) -- Note A.................................................      20,372,192  $  457,723,429
                                                                                               --------------
  Cash.......................................................................................                             135

  Receivable for:
    Accrued interest.........................................................................  $    1,029,831
    Dividends................................................................................         323,968       1,353,799
                                                                                               --------------  --------------
                                                                                                               $  459,077,363

LIABILITIES
  Payable for:
    Advisory fees............................................................................  $      264,345
    Accrued dividends -- Preferred Stock.....................................................         196,921
    Accrued expenses.........................................................................          45,114         506,380
                                                                                               --------------  --------------
TOTAL NET ASSETS -- June 30, 1999............................................................                  $  458,570,983
                                                                                                               --------------
                                                                                                               --------------

  Assets applicable to Preferred Stock at a liquidation preference of
    $27.50 per share (asset coverage 847%) -- Note B.........................................                  $   54,153,330
                                                                                                               --------------
                                                                                                               --------------

  Net assets applicable to Common Stock -- $53.39 per share..................................                  $  404,417,653
                                                                                                               --------------
                                                                                                               --------------

SUMMARY OF SHAREHOLDERS' EQUITY
  $2.40 Cumulative Preferred Stock -- par value $3 per share;
    authorized 3,000,000 shares; outstanding 1,969,212 shares -- Note B......................                  $    5,907,636
  Common Stock -- par value $1 per share; authorized 12,000,000 shares;
    outstanding 7,575,117 shares -- Note B...................................................                       7,575,117
  Additional Paid-in Capital.................................................................                     305,479,704
  Undistributed net realized gain on investments.............................................                      35,964,883
  Unrealized appreciation of investments.....................................................                     116,501,170
  Unallocated distributions -- Note A........................................................                     (12,857,527)
                                                                                                               --------------
TOTAL NET ASSETS -- June 30, 1999............................................................                  $  458,570,983
                                                                                                               --------------
                                                                                                               --------------

See notes to financial statements.

                            STATEMENT OF OPERATIONS
                     For the six months ended June 30, 1999

INVESTMENT INCOME
  Income:
    Interest................................................                  $   2,280,702
    Dividends...............................................                      1,867,301
                                                                              -------------
                                                                              $   4,148,003
  Expenses -- Note C:
    Advisory fees...........................................  $   1,424,164
    Transfer agent fees and expenses........................        135,385
    Reports to shareholders.................................        115,281
    Directors' fees and expenses............................         40,000
    Taxes, other than federal income tax....................         33,320
    Legal and auditing fees.................................         32,402
    Custodian fees and expenses.............................         22,280
    Registration and filing fees............................         16,670
    Insurance...............................................         16,225
    Other expenses..........................................          8,865       1,844,592
                                                              -------------   -------------
        Net investment income -- Note A.....................                  $   2,303,411
                                                                              -------------

REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS
  Realized gain on investments:
    Proceeds from sale of investment securities
      (Excluding short-term investments with maturities of
     60 days or less).......................................  $  72,420,216
    Cost of investment securities sold......................     45,763,549
                                                              -------------
      Net realized gain on investments -- Notes A and D.....                  $  26,656,667
  Unrealized appreciation of investments:
    Unrealized appreciation at beginning of period..........  $  87,983,547
    Unrealized appreciation at end of period................    116,501,170
                                                              -------------
      Increase in unrealized appreciation of investments....                     28,517,623
                                                                              -------------
        Net realized and unrealized gain on investments.....                  $  55,174,290
                                                                              -------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS...........................................                  $  57,477,701
                                                                              -------------
                                                                              -------------

See notes to financial statements.

                    STATEMENT OF CHANGES IN TOTAL NET ASSETS

                                                      For the six months ended           For the year ended
                                                            June 30, 1999                 December 31, 1998
                                                    -----------------------------   -----------------------------
INCREASE (DECREASE) IN TOTAL NET ASSETS
Operations:
  Net investment income...........................  $   2,303,411                   $   6,617,633
  Net realized gain on investments
    -- Notes A and D..............................     26,656,667                      35,506,929
  Increase (decrease) in unrealized
    appreciation of investments...................     28,517,623                     (17,489,763)
                                                    -------------                   -------------
Increase in total net assets resulting
  from operations.................................                  $  57,477,701                   $  24,634,799

Distributions to Preferred shareholders:
  From net investment income......................                     (2,363,054)                     (4,726,109)

Distributions to Common shareholders:
  From net investment income......................  $  (3,013,409)                  $  (3,043,180)
  From net realized capital gains.................       --                           (31,365,719)
  Unallocated -- Note A...........................    (12,857,526)    (15,870,935)       --           (34,408,899)
                                                    -------------                   -------------
  Proceeds from shares issued for distributions
    reinvested by shareholders -- Note B..........                      1,550,724                       6,786,649
                                                                    -------------                   -------------
Increase (decrease) in total net assets...........                  $  40,794,436                   $  (7,713,560)

TOTAL NET ASSETS
Beginning of period, including
  undistributed net investment income
  of $3,073,051 and $4,224,707....................                    417,776,547                     425,490,107
                                                                    -------------                   -------------
End of period, including
  undistributed net investment income
  of $3,073,051 at December 31, 1998..............                  $ 458,570,983                   $ 417,776,547
                                                                    -------------                   -------------
                                                                    -------------                   -------------

See notes to financial statements.

                              FINANCIAL HIGHLIGHTS
  Selected data for a share of Common Stock outstanding throughout each period

                                                       Six
                                                     Months                      Year ended December 31,
                                                      Ended     ---------------------------------------------------------
                                                    June 30,
                                                      1999        1998        1997        1996        1995        1994
                                                    ---------   ---------   ---------   ---------   ---------   ---------
Per share operating performance:
Net asset value at beginning of period............  $   48.23   $   50.20   $   45.35   $   42.58   $   38.52   $   41.85
                                                    ---------   ---------   ---------   ---------   ---------   ---------
Income from investment operations:
  Net investment income...........................  $    0.30   $    0.88   $    1.08   $    1.30   $    1.48   $    1.62
  Net realized and unrealized gain (loss)
     on investment securities.....................       7.26        2.37       10.50        8.25        6.84       (0.67)
                                                    ---------   ---------   ---------   ---------   ---------   ---------
  Total from investment operations................  $    7.56   $    3.25   $   11.58   $    9.55   $    8.32   $    0.95
                                                    ---------   ---------   ---------   ---------   ---------   ---------
Distributions to Preferred shareholders:
  From net investment income......................  $   (0.31)  $   (0.63)  $   (0.65)  $   (0.65)  $   (0.66)  $   (0.69)
Distributions to Common shareholders:
  From net investment income......................      (0.40)      (0.41)      (0.32)      (0.51)      (0.50)      (1.14)
  From net realized gains.........................         --       (4.21)      (5.76)      (5.62)      (3.10)      (2.03)
  In excess of net realized gains.................         --          --          --          --          --       (0.02)
  From Additional Paid-in Capital.................         --          --          --          --          --       (0.41)
  Unallocated.....................................      (1.70)         --          --          --          --          --
                                                    ---------   ---------   ---------   ---------   ---------   ---------
    Total distributions...........................  $   (2.41)  $   (5.25)  $   (6.73)  $   (6.78)  $   (4.26)  $   (4.29)
                                                    ---------   ---------   ---------   ---------   ---------   ---------
Effect of shares issued for distributions
  reinvested by shareholders......................  $    0.01   $    0.03          --          --          --   $    0.01
                                                    ---------   ---------   ---------   ---------   ---------   ---------

Net asset value at end of period..................  $   53.39   $   48.23   $   50.20   $   45.35   $   42.58   $   38.52
                                                    ---------   ---------   ---------   ---------   ---------   ---------
                                                    ---------   ---------   ---------   ---------   ---------   ---------
Per share market value at end of period...........  $   49.38   $   49.06   $   51.06   $   45.50   $   41.88   $   37.00
Total investment return(1)........................       5.2%        5.8%       26.9%       24.5%       23.4%      (6.5)%
Net asset value total return(2)...................      15.8%        5.8%       25.4%       21.9%       20.7%        0.6%

Ratios/supplemental data:
  Net assets at end of period (in thousands)......   $458,571    $417,777    $425,490    $382,146    $362,087    $329,427
  Ratio of expenses to average net assets.........      0.90%(3)     0.87%      0.87%       0.89%       0.91%       0.96%
  Ratio of net income to average net assets.......      1.12%(3)     1.59%      1.95%       2.52%       3.04%       3.36%
  Portfolio turnover rate.........................     24.88%(3)    28.34%     27.46%      41.04%      51.44%      71.39%

Preferred Stock:
Total shares outstanding(4).......................  1,969,212   1,969,212   1,969,212   1,969,212   1,969,212   1,969,212
Asset coverage per share(4).......................    $232.87     $212.15     $216.07     $194.06     $183.87     $167.29
Involuntary liquidation preference per share......     $27.50      $27.50      $27.50      $27.50      $27.50      $27.50
Average market value per share(5).................     $29.15      $29.95      $28.72      $28.50      $28.00      $27.89

(1) Based on market value per share, adjusted for reinvestment of distributions and taxes

(2) Based on net asset value per share, adjusted for reinvestment of distributions and taxes

(3) Annualized

(4) Information shown as of the end of the period

(5) The average of all month-end market values during each period

See notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS
                                 June 30, 1999

NOTE A--SIGNIFICANT ACCOUNTING POLICIES

      The Company is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The investment objective of the Company is to seek maximum total return for Common shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital and provision of sufficient income to meet the dividend requirements of Preferred shareholders. The significant accounting policies followed by the Company in the preparation of its financial statements include the following:

      1. SECURITIES VALUATION--Securities, including any outstanding written call options, listed or traded on a national securities exchange or on the NASDAQ National Market System are valued at the last sale price on the last business day of the period, or, if there was not a sale that day, at the mean between the most recent bid and asked prices. Securities which are unlisted and debt and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Company's officers, are valued at the mean between the most recent bid and asked prices or other ascertainable market value. Short-term investments with maturities of 60 days or less are valued at cost plus interest earned, which approximates market value. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors.

      2. FEDERAL INCOME TAX--No provision for federal taxes is considered necessary because the Company has elected to be taxed as a "regulated investment company" under the Internal Revenue Code, and intends to maintain this qualification and to distribute each year all of its taxable net investment income and taxable net realized gain on investments to its shareholders in accordance with the minimum distribution requirements of the Code.

      3. UNALLOCATED DISTRIBUTIONS--Unallocated distributions represent distributions paid to Common shareholders during the period from source(s) other than net investment income. Such source(s) will be determined by the results of operations for the entire fiscal year and will be paid-in capital, except to the extent of any net realized capital gains for the fiscal year.

      4. USE OF ESTIMATES--The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

      5. OTHER--Securities transactions are accounted for on the date securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Dividends payable by the Company on the Preferred Stock are recorded on an accrual basis and distributions payable on the Common Stock are recorded on the ex-dividend date.

NOTE B--CAPITAL STOCK

      The Preferred Stock is entitled in liquidation to $27.50 per share plus accrued dividends and may be called for redemption, at the discretion of the Company, at $27.50 per share plus accrued dividends. Dividends may not be declared on the Common Stock if Preferred dividends are in arrears or if the Preferred Stock would not thereafter have an asset coverage of 200% or more.

      The Company issued 35,057 shares of Common Stock under its Reinvestment Plan for Common and Preferred shareholders during the six months ended June 30, 1999.

NOTE C--ADVISORY FEES AND OTHER AFFILIATED TRANSACTIONS

      Pursuant to an investment advisory agreement, the Company pays First Pacific Advisors, Inc. ("Investment Adviser") monthly investment advisory fees calculated at an annual rate of .725% for the first $100 million of total net assets, .700% for the next $100 million of total net assets, and .675% for any total net assets in excess of $200 million. The Agreement obligates the Investment Adviser to reduce its fee to the extent necessary to reimburse the Company for any annual expenses (exclusive of interest, taxes, the cost of any supplementary statistical and research information, legal expenses related to portfolio securities, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average total net assets of the Company for the year.

      For the six months ended June 30, 1999, the Company paid aggregate fees of $40,000 to all Directors who are not affiliated persons of the Investment Adviser. During the six months ended June 30, 1999, the Company incurred legal fees of $3,327 payable to O'Melveny & Myers LLP, counsel for the Company. A Director of the Company is of counsel to, and a retired partner of, that firm. The Officers of the Company are also officers of the Investment Adviser.

NOTE D--PURCHASES AND SALES OF SECURITIES

      Cost of purchases of investment securities (excluding short-term corporate notes with maturities of 60 days or less) aggregated $49,430,047 for the six months ended June 30, 1999. Cost of investment securities owned at June 30, 1999 was the same for federal income tax and financial reporting purposes. Gains and losses are based on the specific certificate identification method. Gross unrealized appreciation and depreciation for all investments at June 30, 1999 for federal income tax purposes was $136,091,382 and $19,590,212, respectively.

NOTE E--YEAR 2000

      Like other investment companies, financial and business organizations around the world, the Company could be adversely affected if the computer systems used by the Adviser and its other major service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Issue." The Adviser has assessed its computer systems and the systems compliance issues of the Company's major service providers. The Adviser is taking steps that it believes are reasonably designed to address the Year 2000 Issue with respect to the computer systems it uses and has obtained satisfactory assurances that comparable steps are being taken by the Company's major service providers. At this time, however, there can be no assurance that these steps will be sufficient to address all Year 2000 Issues. The inability of the Adviser or the Company's other third party providers to timely complete all necessary procedures to address the Year 2000 Issue could have a material adverse effect on the Company's operations. The Adviser will continue to monitor the status of, and the Company's exposure to, this issue. For the six months ended June 30, 1999, the Company incurred no significant Year 2000 related expenses and it does not expect to incur significant Year 2000 expenses in the future. The Adviser is in the process of establishing a contingency plan to address recovery from unavoided or unavoidable Year 2000 problems, if any, affecting the Company.

                           RESULTS OF ANNUAL MEETING

    Following is a list of matters voted upon and the results of those votes cast at the annual meeting of shareholders held May 3, 1999:

    1. With respect to the election of five directors by the holders of Common Stock, $1.00 par value, and election of two directors by the holders of $2.40 Cumulative Preferred Stock, $3.00 par value:

                                                                                                         VOTES FOR    VOTES WITHHELD
                                                                                                        ------------  --------------
COMMON
Wesley E. Bellwood....................................................................................     5,971,747        74,606
Julio J. de Puzo, Jr..................................................................................     5,991,213        74,606
David Rees............................................................................................     5,980,300        74,606
Robert L. Rodriguez...................................................................................     5,983,485        74,606
Lawrence J. Sheehan...................................................................................     5,988,675        74,606

PREFERRED
Willard H. Altman.....................................................................................     1,602,543        28,869
Paul G. Schloemer.....................................................................................     1,603,979        28,869

    2. With respect to continuation of the Investment Advisory Agreement, a total of 7,416,370 shares voted for, 92,726 shares voted against and 180,724 shares abstained.

    3. With respect to the selection of Ernst & Young LLP as independent auditors for the Company for the fiscal year, a total of 7,559,149 shares voted for, 33,125 shares voted against and 97,546 shares abstained.

   No broker non-votes were received with respect to any of the matters voted upon above.

SOURCE CAPITAL, INC.                             BULK RATE
11400 West Olympic Boulevard, Suite 1200       U.S. POSTAGE
Los Angeles, California 90064                      PAID
                                                   CMSS